                                                                     EXHIBIT 21
                                                                    Page 1 of 9

                           HOST MARRIOTT CORPORATION

                                 SUBSIDIARIES

                 1) Airport Hotels LLC
                 2) Ameliatel, a Florida GP
                 3) Atlanta II Limited Partnership
                 4) Beachfront Properties, Inc.
                 5) Bossier RIBM Two LLC
                 6) Bossier RIBM Two, Inc.
                 7) BRE/Swiss L.L.C.
                 8) Calgary Charlotte Holdings Company
                 9) Calgary Charlotte Partnership
                10) Camelback Inn Associates Limited Partnership
                11) CB Realty Sales, Inc.
                12) CBM Associates II LLC
                13) CBM Funding Corporation
                14) CBM I Holdings LLC
                15) CBM II Holdings LLC
                16) CBM Joint Venture LLC
                17) CBM Mezzanine Borrower LLC
                18) CBM One GP Corp.
                19) CBM One Holdings LLC
                20) CBM One LLC
                21) CBM Two GP Corp.
                22) CBM Two LLC
                23) CCC CMBS Corporation
                24) CCFS Atlanta LLC/(1)/
                25) CCFS Philadelphia LLC/(1)/
                26) CCHH Atlanta LLC/(1)/
                27) CCHH Burlingame LLC/(1)/
                28) CCHH Cambridge LLC/(1)/
                29) CCHH Reston LLC/(1)/
                30) CCHI Singer Island LLC/(1)/
                31) CCMH Atlanta Marquis LLC/(1)/
                32) CCMH Atlanta NW LLC/(1)/
                33) CCMH Atlanta Suites LLC/(1)/
                34) CCMH Bethesda LLC/(1)/
                35) CCMH Charlotte LLC/(1)/
                36) CCMH Chicago CY LLC/(1)/
                37) CCMH Coronado LLC/(1)/
                38) CCMH Costa Mesa Suites LLC/(1)/
                39) CCMH Dallas/FW LLC/(1)/
                40) CCMH DC LLC/(1)/
                41) CCMH Deerfield Suites LLC/(1)/
                42) CCMH Denver SE LLC/(1)/
                43) CCMH Denver Tech LLC/(1)/
                44) CCMH Denver West LLC/(1)/
                45) CCMH Diversified LLC/(1)/
                46) CCMH Downer's Grove Suites LLC/(1)/
                47) CCMH Dulles AP LLC/(1)/

                                                                     EXHIBIT 21
                                                                    Page 2 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

                     48) CCMH Dulles Suites LLC/(1)/
                     49) CCMH Farmington LLC/(1)/
                     50) CCMH Financial Center LLC/(1)/
                     51) CCMH Fisherman's Wharf LLC/(1)/
                     52) CCMH Ft. Lauderdale LLC/(1)/
                     53) CCMH Gaithersburg LLC/(1)/
                     54) CCMH Hanover LLC/(1)/
                     55) CCMH Houston AP LLC/(1)/
                     56) CCMH Houston Galleria LLC/(1)/
                     57) CCMH IHP LLC/(1)/
                     58) CCMH Jacksonville LLC/(1)/
                     59) CCMH Kansas City AP LLC/(1)/
                     60) CCMH Key Bridge LLC/(1)/
                     61) CCMH Lenox LLC/(1)/
                     62) CCMH Manhattan Beach LLC/(1)/
                     63) CCMH Marina LLC/(1)/
                     64) CCMH Memphis LLC/(1)/
                     65) CCMH Metro Center LLC/(1)/
                     66) CCMH Miami AP LLC/(1)/
                     67) CCMH Minneapolis LLC/(1)/
                     68) CCMH Moscone LLC/(1)/
                     69) CCMH Nashua LLC/(1)/
                     70) CCMH Newark LLC/(1)/
                     71) CCMH Newport Beach LLC/(1)/
                     72) CCMH Newport Beach Suites LLC/(1)/
                     73) CCMH Newton LLC/(1)/
                     74) CCMH Norcross LLC/(1)/
                     75) CCMH Norfolk LLC/(1)/
                     76) CCMH O'Hare AP LLC/(1)/
                     77) CCMH O'Hare Suites LLC/(1)/
                     78) CCMH Oklahoma City LLC/(1)/
                     79) CCMH Ontario AP LLC/(1)/
                     80) CCMH Orlando LLC/(1)/
                     81) CCMH Palm Beach LLC/(1)/
                     82) CCMH Palm Desert LLC/(1)/
                     83) CCMH Park Ridge LLC/(1)/
                     84) CCMH Pentagon RI LLC/(1)/
                     85) CCMH Perimeter LLC/(1)/
                     86) CCMH Philadelphia AP LLC/(1)/
                     87) CCMH Philadelphia Mkt LLC/(1)/
                     88) CCMH Pittsburgh LLC/(1)/
                     89) CCMH Plaza San Antonio LLC/(1)/
                     90) CCMH Portland LLC/(1)/
                     91) CCMH Potomac LLC/(1)/
                     92) CCMH Properties II LLC/(1)/
                     93) CCMH Quorum LLC/(1)/
                     94) CCMH Raleigh LLC/(1)/

                                                                     EXHIBIT 21
                                                                    Page 3 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

               95) CCMH Riverwalk LLC/(1)/
               96) CCMH Rocky Hill LLC/(1)/
               97) CCMH Romulus LLC/(1)/
               98) CCMH Salt Lake LLC/(1)/
               99) CCMH San Diego LLC/(1)/
              100) CCMH San Fran AP LLC/(1)/
              101) CCMH Santa Clara LLC/(1)/
              102) CCMH Scottsdale Suites LLC/(1)/
              103) CCMH South Bend LLC/(1)/
              104) CCMH Tampa AP LLC/(1)/
              105) CCMH Tampa Waterside LLC/(1)/
              106) CCMH Tampa Westshore LLC/(1)/
              107) CCMH Times Square LLC/(1)/
              108) CCMH Torrance LLC/(1)/
              109) CCMH Vail LLC/(1)/
              110) CCMH Waterford LLC/(1)/
              111) CCMH Westfields LLC/(1)/
              112) CCMH Williamsburg LLC/(1)/
              113) CCMH World Trade Ctr. LLC/(1)/
              114) CCRC Amelia Island LLC/(1)/
              115) CCRC Atlanta LLC/(1)/
              116) CCRC Buckhead/Naples LLC/(1)/
              117) CCRC Dearborn LLC/(1)/
              118) CCRC Marina LLC/(1)/
              119) CCRC Phoenix LLC/(1)/
              120) CCRC San Francisco LLC/(1)/
              121) CCRC Tysons LLC/(1)/
              122) CCSH Atlanta LLC/(1)/
              123) CCSH Boston LLC/(1)/
              124) CCSH Chicago LLC/(1)/
              125) CCSH New York LLC/(1)/
              126) Chesapeake Financial Services LLC
              127) Chesapeake Hotel Limited Partnership
              128) CHLP Finance LP
              129) City Center Development LP
              130) City Center Hotel Limited Partnership
              131) City Center Interstate Partnership LLC
              132) CLDH Meadowvale Inc./(1)/
              133) CLMH Airport Inc./(1)/
              134) CLMH Calgary Inc./(1)/
              135) CLMH Eaton Centre Inc./(1)/
              136) Courtyard by Marriott II Limited Partnership
              137) Courtyard by Marriott Limited Partnership//
              138) Courtyard II Associates Management Corporation
              139) Courtyard II Associates, L.P.
              140) Courtyard II Finance Company
              141) Deerfield Capital Trust

                                                                     EXHIBIT 21
                                                                    Page 4 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

                142) DS Hotel LLC
                143) Duna Szalloda Rt.
                144) Durbin LLC
                145) East Side Hotel Associates, L.P.
                146) Elcrisa S.A. de C.V.
                147) Farrell's Ice Cream Parlor Restaurants LLC
                148) Fernwood Atlanta Corporation
                149) Fernwood DS Corporation
                150) Fernwood Hotel Assets, Inc.
                151) Fernwood Hotel LLC
                152) Fernwood MHP II Corporation
                153) Fernwood Santa Clara Corporation
                154) FIBM One LLC
                155) G.L. Insurance Corporation
                156) Hanover Hotel Acquisition Corporation
                157) HMA Realty Limited Partnership
                158) HMA-GP LLC
                159) HMC Airport, Inc.
                160) HMC Amelia I LLC
                161) HMC Amelia II LLC
                162) HMC AP Canada Company
                163) HMC AP GP LLC
                164) HMC AP GP, Inc.
                165) HMC AP LP
                166) HMC Atlanta LLC
                167) HMC BCR Holdings LLC
                168) HMC BN Corporation
                169) HMC Burlingame Hotel LLC
                170) HMC Burlingame II LLC
                171) HMC Burlingame LLC
                172) HMC California Leasing LLC
                173) HMC Cambridge LLC
                174) HMC Capital LLC
                175) HMC Capital Resources LLC
                176) HMC Charlotte (Calgary) Company
                177) HMC Charlotte GP LLC
                178) HMC Charlotte GP, Inc.
                179) HMC Charlotte LP
                180) HMC Chicago LLC
                181) HMC Desert LLC
                182) HMC Diversified American Hotels, L.P.
                183) HMC Diversified LLC
                184) HMC DSM LLC
                185) HMC Duna, Inc.
                186) HMC East Side II LLC
                187) HMC East Side LLC
                188) HMC Gateway LLC

                                                                     EXHIBIT 21
                                                                    Page 5 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

                189) HMC Gateway, Inc.
                190) HMC Georgia LLC
                191) HMC Grace (Calgary) Company
                192) HMC Grand LLC
                193) HMC Hanover LLC
                194) HMC Hartford LLC
                195) HMC Headhouse Funding LLC
                196) HMC Host Atlanta, Inc.
                197) HMC Host Restaurants LLC
                198) HMC Hotel Development LLC
                199) HMC Hotel Properties II Limited Partnership
                200) HMC Hotel Properties Limited Partnership
                201) HMC HPP LLC
                202) HMC HT LLC
                203) HMC IHP Holdings LLC
                204) HMC JWDC GP LLC
                205) HMC JWDC LLC
                206) HMC Land Holdings LLC
                207) HMC Manhattan Beach LLC
                208) HMC Market Street LLC
                209) HMC MDAH One Corporation
                210) HMC Mexpark LLC
                211) HMC MHP II LLC
                212) HMC MHP II, Inc.
                213) HMC Naples Golf, Inc.
                214) HMC NGL LLC
                215) HMC OLS I LLC
                216) HMC OLS I LP
                217) HMC OLS II LP
                218) HMC OP BN LLC
                219) HMC Pacific Gateway LLC
                220) HMC Palm Desert LLC
                221) HMC Park Ridge II LLC
                222) HMC Park Ridge LLC
                223) HMC Park Ridge LP
                224) HMC Partnership Holdings LLC
                225) HMC Partnership Properties LLC
                226) HMC PLP LLC
                227) HMC Polanco LLC
                228) HMC Potomac LLC
                229) HMC Properties I LLC
                230) HMC Properties II LLC
                231) HMC Property Leasing LLC
                232) HMC Reston LLC
                233) HMC Retirement Properties, L.P.
                234) HMC RTZ II LLC
                235) HMC RTZ Loan I LLC

                                                                     EXHIBIT 21
                                                                    Page 6 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

                   236) HMC RTZ Loan II LLC
                   237) HMC RTZ Loan Limited Partnership
                   238) HMC RTZ Management LLC
                   239) HMC SBM Two LLC
                   240) HMC Seattle LLC
                   241) HMC SFO LLC
                   242) HMC SPE Manager I Corporation
                   243) HMC Suites Limited Partnership
                   244) HMC Suites LLC
                   245) HMC Swiss Holdings LLC
                   246) HMC Swiss-Lafayette LLC
                   247) HMC Times Square Hotel LLC
                   248) HMC Times Square Partner LLC
                   249) HMC Toronto Air Company
                   250) HMC Toronto Airport GP LLC
                   251) HMC Toronto Airport GP, Inc.
                   252) HMC Toronto Airport LP
                   253) HMC Toronto EC Company
                   254) HMC Toronto EC GP LLC
                   255) HMC Toronto EC GP, Inc.
                   256) HMC Toronto EC LP
                   257) HMC Waterford LLC
                   258) HMC Westport Corporation
                   259) HMC/Interstate Manhattan Beach, L.P.
                   260) HMC/Interstate Ontario, L.P.
                   261) HMC/Interstate Waterford, LP
                   262) HMC/RGI Hartford, L.P.
                   263) HMH General Partner Holdings LLC
                   264) HMH HPT CBM LLC
                   265) HMH HPT RIBM LLC
                   266) HMH Marina LLC
                   267) HMH Norfolk, L.P.
                   268) HMH Norfolk LLC
                   269) HMH Pentagon LLC
                   270) HMH Realty Company, Inc.
                   271) HMH Restaurants II LLC
                   272) HMH Restaurants LLC
                   273) HMH Rivers LLC
                   274) HMH Rivers, L.P.
                   275) HMH WTC LLC
                   276) HMP Capital Ventures LLC
                   277) HMP Financial Services LLC
                   278) HMP Sandalwood Holdings, Inc.
                   279) HMT Lessee LLC/(1)/
                   280) HMT Lessee Parent LLC
                   281) HMT Lessee Sub (Atlanta) LLC/(1)/
                   282) HMT Lessee Sub (Palm Desert) LLC/(1)/

                                                                     EXHIBIT 21
                                                                    Page 7 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

              283) HMT Lessee Sub (Properties II) LLC/(1)/
              284) HMT Lessee Sub (Santa Clara) LLC/(1)/
              285) HMT Lessee Sub (SDM Hotel) LLC
              286) HMT Lessee Sub I LLC/(1)/
              287) HMT Lessee Sub II LLC/(1)/
              288) HMT Lessee Sub III LLC/(1)/
              289) HMT Lessee Sub IV LLC/(1)/
              290) HMT SPE (Atlanta) Corporation/(1)/
              291) HMT SPE (Palm Desert) Corporation/(1)/
              292) HMT SPE (Properties II) Corporation/(1)/
              293) HMT SPE (Santa Clara) Corporation/(1)/
              294) Hopewell Associates, L.P.
              295) Host DSM Limited Partnership
              296) Host Hanover Hotel Corporation
              297) Host Hanover Limited Partnership
              298) Host La Jolla LLC
              299) Host Marriott Corporation (REIT)
              300) Host Marriott Financial Trust
              301) Host Marriott, L.P.
              302) Host MHP Two Corporation
              303) Host of Boston, Ltd.
              304) Host of Houston 1979
              305) Host of Houston Ltd.
              306) Host Park Ridge LLC
              307) Host Properties, Inc.
              308) Host/Interstate Partnership, L.P.
              309) Hot Shoppes, Inc.
              310) Hotel Properties Management, Inc.
              311) HTKG Development Associates Limited Partnership
              312) IHP Holdings Partnership LP
              313) Ivy Street Hopewell LLC
              314) Ivy Street Hotel Limited Partnership
              315) Ivy Street LLC
              316) Ivy Street MPF LLC
              317) JWDC Limited Partnership
              318) Lauderdale Beach Association
              319) Marina Hotel LLC
              320) Market Street Host LLC
              321) Marriott Mexico City Partnership, G.P.
              322) Marriott Residence Inn II Limited Partnership
              323) Marriott Residence Inn Limited Partnership
              324) MDSM Finance LLC
              325) MFR of Illinois LLC
              326) MFR of Vermont LLC
              327) MFR of Wisconsin LLC
              328) MHP Acquisition Corporation
              329) MHP II Acquisition Corporation

                                                                     EXHIBIT 21
                                                                    Page 8 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

     330) MOHS Corporation
     331) Mutual Benefit Chicago Suite Hotel Partners, L.P.
     332) Mutual Benefit/Marriott Hotel Associates-I, L.P.
     333) New Market Street LP
     334) One Broadway Hotel Venture
     335) Pacific Gateway, Ltd.
     336) Philadelphia Airport Hotel Corporation
     337) Philadelphia Airport Hotel Limited Partnership
     338) Philadelphia Airport Hotel LLC
     339) Philadelphia Market Street HMC Hotel Limited Partnership
     340) Philadelphia Market Street Hotel Corporation
     341) Philadelphia Market Street Marriott Hotel II Limited Partnership
     342) PM Financial LLC
     343) PM Financial LP
     344) Potomac Hotel Limited Partnership
     345) PRM LLC
     346) RAJ Boston Associates Limited Partnership
     347) RIBM One LLC
     348) RIBM Two LLC
     349) Rockledge Bickford's Family Fare, Inc.
     350) Rockledge CBM Investor I, Inc.
     351) Rockledge CBM Investor II LLC
     352) Rockledge CBM One Corporation
     353) Rockledge El Paso LLC
     354) Rockledge FIBM One Corporation
     355) Rockledge Hanover LLC
     356) Rockledge Hartford Farmington LLC
     357) Rockledge HMC BN LLC
     358) Rockledge Hotel LLC
     359) Rockledge Hotel Properties, Inc.
     360) Rockledge IHP LLC
     361) Rockledge Manhattan Beach LLC
     362) Rockledge Minnesota LLC
     363) Rockledge National Place LLC
     364) Rockledge NY Times Square LLC
     365) Rockledge Ontario LLC
     366) Rockledge Pavilion LLC
     367) Rockledge Pittsburgh LLC
     368) Rockledge Potomac LLC
     369) Rockledge RIBM Two Corporation
     370) Rockledge Riverwalk LLC
     371) Rockledge Square 254 LLC
     372) RTZ Holdings Boston LLC
     373) RTZ Management II Corp.
     374) S.D. Hotels LLC
     375) S.D. Hotels, Inc.
     376) Sandalwood Hotel Investment Company LLC

                                                                     EXHIBIT 21
                                                                    Page 9 of 9

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

            377) Santa Clara HMC LLC
            378) Santa Clara Host Hotel Limited Partnership
            379) Sparky's Virgin Islands, Inc.
            380) Tecon Hotel Corporation
            381) Timeport, L.P.
            382) Times Square GP LLC
            383) Times Square HMC Hotel, L.P.
            384) Times Square LLC
            385) Timewell Group, L.P.
            386) Wellsford Park Ridge HMC Hotel Limited Partnership
            387) Westport Residence Joint Venture
            388) YBG Associates LLC

--------
(1) Subsidiary was created or acquired in connection with Host LP's acquisition of the Crestline and Wyndham Lessee Entities during January 2001 and June 2001.